Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Nanoscience Technologies, Inc., a Nevada corporation (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, John T. Ruddy, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2008	/s/ John T. Ruddy
President, Chief Executive Officer,
Principal Executive Officer, Chief Financial
Officer, Principal Financial and Accounting
Officer and Director